AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 27, 2003
                                      SECURITIES ACT REGISTRATION NO. 33-63562
                                      INVESTMENT COMPANY ACT FILE NO. 811-7760
     -------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A
                          -------------------------
        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       (X)
                       PRE-EFFECTIVE AMENDMENT NO                     ( )
                     POST-EFFECTIVE AMENDMENT NO.10                   (X)
                                 AND/OR
   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    (X)

                                AMENDMENT NO. 12

                        KEELEY SMALL CAP VALUE FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                            401 South LaSalle Street
                                   Suite 1201
                             Chicago, Illinois 60605
                    (Address of Principal Executive Offices)

      Registrant's Telephone Number, including Area Code: (312) 786-5050
                          --------------------------
                                              Copy to
      John L. Keeley, Jr.                     Stephen E. Goodman
      Keeley Asset Management Corp.           Michael Best & Friedrich LLC
      401 South LaSalle Street                401 North Michigan Avenue
      Suite 1201                              Suite 1900
      Chicago, Illinois 60605                 Chicago, Illinois 60611

                   (Name and Address of Agents for Service)

It is proposed that this filing will become effective (check appropriate box):

      [X] immediately upon filing pursuant to paragraph (b)
      [ ] on (date) pursuant to paragraph (b)
      [ ] 60 days after filing pursuant to paragraph (a)(1)
      [ ] on (date) pursuant to paragraph (a)(1)
      [ ] 75 days after filing pursuant to paragraph (a)(2)
      [ ] on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

      [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     KEELEY
                           SMALL CAP VALUE FUND, INC.

                           A mutual fund investing in
                           small market cap companies
                            for capital appreciation




                          ---------------------------
                                   PROSPECTUS
                                January 27, 2003
                          ---------------------------



Neither the SEC nor any state securities commission has approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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--------------------------------------------------------------------------------

                                    CONTENTS

THE FUND
Investment objective....................................................... 2
Principal investment strategy and policies................................. 2
Main risks................................................................. 3
Performance................................................................ 3
Expenses................................................................... 4
Financial highlights....................................................... 5
Management................................................................. 6

YOUR INVESTMENT
How shares are priced...................................................... 7
How to buy, sell and exchange shares....................................... 8
Distributions and taxes................................................... 12
Shareholder privileges.................................................... 13
  Right of Accumulation................................................... 13
  Letter of Intent........................................................ 13
  Automatic Investment Plan............................................... 13
Individual Retirement Accounts............................................ 13

TO LEARN MORE ABOUT THE FUND...................................... Back cover

                                    THE FUND

                       KEELEY SMALL CAP VALUE FUND, INC.

                              INVESTMENT OBJECTIVE

  This Fund seeks capital appreciation by investing at least 80% of its net assets plus the amount of any borrowings for investment purposes in companies with small market capitalization ($1.5 billion or less, measured at the time of each investment).

                   PRINCIPAL INVESTMENT STRATEGY AND POLICIES

  Under normal market conditions, the Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks and other equity type securities (including preferred stock, convertible debt securities and warrants) of small cap companies, measured at the time of each investment. If we change that policy, we will give our shareholders at least 60 days notice of the change.

  While many mutual funds look for undervalued stocks, the Fund takes a unique approach: we concentrate on companies going through major changes, including:

  o corporate spin-offs (a tax-free distribution of a parent company's division to shareholders)
  o financial restructuring, including acquisitions, recapitalizations and companies emerging from bankruptcy
  o  companies selling at or below actual or perceived book value
  o  savings and loan and insurance conversions


  We don't concentrate on any sector or industry. Current dividend or interest income is not a factor when choosing securities. Each stock is judged on its potential for above-average capital appreciation, using a value approach that emphasizes:

  o  equities with positive cash flow
  o  low market capitalization-to-revenue ratio
  o desirable EBITDA (earnings before interest, taxes, depreciation and amortization)
  o  motivated management
  o  little attention from Wall Street

  Research sources include company documents, subscription research services, select broker/dealers and direct company contact.

  It is our initial intention to typically hold securities for more than two years to allow the corporate restructuring process to yield results. But we may sell securities when a more attractive opportunity emerges, when a company becomes overweighted in the portfolio, or when operating difficulties or other circumstances make selling desirable.

  In times of adverse equity markets, we may take temporary defensive positions in U.S. Treasury bills and commercial paper of major U.S. corporations. This could reduce the benefit from an upswing in the market.

  The investment strategy and policies are not fundamental; they may be changed without shareholder approval. You'll get advance notice if we change that policy. For more about the Fund's investment policies, see the SAI.

                                   MAIN RISKS

  The Fund is subject to the typical risks of equity investing, including the effects of interest rate fluctuations, investor psychology and other factors. The value of your investment will increase or decrease so your shares may be worth more or less money than your original investment.

  The Fund may be suitable for the more aggressive section of an investor's portfolio. It's designed for people who want to grow their capital over the long term and who are comfortable with possible frequent short-term changes in the value of their investment. An investment in the Fund should not be considered a complete investment program.

  In addition, small cap investing presents more risk than investing in large cap or more established company securities. Small cap companies often have more limited resources and greater variation in operating results, leading to greater price volatility. Trading volumes may be lower, making such securities less liquid. The focus on corporate restructures means these securities are more likely than others to remain undervalued.

  Other than company-specific problems, the factor most likely to hurt Fund performance would be a sharp increase in interest rates, which generally causes equity prices to fall.

                                  PERFORMANCE


  The first chart below shows annual total returns for the Fund. The second compares Fund performance with that of both the Russell 2000 Index, an unmanaged index made up of smaller capitalization issues and the S&P 500R Index, a broad market-weighted index dominated by blue-chip stocks. While these two charts give you some idea of the risks involved in investing in the Fund, please remember that past performance (before and after taxes) doesn't guarantee future results.

--------------------------------------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)

1994                   (8.71)%
1995                    32.47%
1996                    25.99%
1997                    41.01%
1998                     0.62%
1999                     6.17%
2000                    12.87%
2001                    13.65%
2002                   (8.47)%
--------------------------------------------------------------------------------

The bar chart and Best and Worst quarters do not reflect the maximum 4.50% sales load. If these charts reflected the sales load, returns would be less than those shown.

--------------------------------------------------------------------------------
              BEST QUARTER                 WORST QUARTER
--------------------------------------------------------------------------------
            Q3 '97    21.56%             Q3 '98    (20.25)%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/02
                                                                  INCEPTION
                                       1 YEAR        5 YEARS      (10/1/93)
--------------------------------------------------------------------------------
FUND*
--------------------------------------------------------------------------------
Return Before Taxes                  (12.60)%          3.68%         11.29%
--------------------------------------------------------------------------------
Return After Taxes
on Distributions                     (13.62)%          2.82%         10.49%
--------------------------------------------------------------------------------
Return After Taxes on
Distributions and Sale
of Fund Shares                        (6.79)%          2.88%          9.46%
--------------------------------------------------------------------------------
Russell 2000                         (20.48)%        (1.36)%          6.06%
--------------------------------------------------------------------------------
S&P 500                              (22.10)%        (0.59)%          9.27%
--------------------------------------------------------------------------------
*This performance table reflects the payment of the 4.50% sales load on the purchase of new shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                    EXPENSES

   The table below shows what fees and expenses you could face as a Fund shareholder. Keep in mind that future expenses may be higher or lower than those shown.

SHAREHOLDER TRANSACTION EXPENSES
--------------------------------------------------------------------------------
Maximum Sales Load on Purchases (as a percentage of offering price)(a)  4.50%
--------------------------------------------------------------------------------
Maximum Sales Load on Reinvested Dividends
(as a percentage of offering price)                                      None
--------------------------------------------------------------------------------
Deferred Sales Load (as a percentage of original
purchase price or redemption proceeds as applicable)                     None
--------------------------------------------------------------------------------
Redemption Fees (as a percentage of amount redeemed, as applicable)(b)   None
--------------------------------------------------------------------------------
Exchange Fees(b)                                                         None
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (As a Percentage of Average Net Assets)
--------------------------------------------------------------------------------
Management Fees                                                         1.00%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees(c)                                            0.25%
--------------------------------------------------------------------------------
Other Expenses                                                          0.47%
--------------------------------------------------------------------------------
Total Fund Operating Expenses(d)                                        1.72%
--------------------------------------------------------------------------------

EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It does not represent the Fund's actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.


                                           1 YEAR  3 YEARS   5 YEARS  10 YEARS
--------------------------------------------------------------------------------
You would pay the following expenses
on a $10,000 investment,
assuming (1) 5% annual return,
(2) redemption at the end of each
time period and (3) that the Fund's
operating expenses remain the same:        $617      $967    $1,341   $2,389
--------------------------------------------------------------------------------


(a) Sales charges are reduced for purchases of $50,000 or more. See "How shares are priced."
(b) The Fund's Transfer Agent charges a fee of $15 for each wire redemption and $5 for each telephone exchange. At the discretion of the adviser or transfer agent these fees may be waived.

(c) The Rule 12b-1 Fee is an annual fee paid by the Fund (and indirectly by shareholders). See "How Shares are Priced." Over time, long-term shareholders may pay more in distribution-related charges through the imposition of the Rule 12b-1 Fee than the economic equivalent of the maximum front-end sales charge applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. (the "NASD").

(d) The Adviser has agreed to waive a portion of its fee to the extent that total ordinary operating expenses during the current fiscal year as a percentage of average net assets exceed 2.50%.

   The Management Fee to be paid by the Fund is higher than that paid by many other investment companies. The Board of Directors believes that the Fund's Management Fee is appropriate in light of the Fund's investment objective and policies.

                              FINANCIAL HIGHLIGHTS

   The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, are included in the annual report which is available upon request.


                                           YEAR ENDED SEPTEMBER 30,
                                 2002      2001      2000     1999       1998
--------------------------------------------------------------------------------
Per Share Data(1)
Net asset value,
  beginning of year             $22.43    $21.82    $20.85    $18.31    $21.48
Income from investment
  operations:
  Net investment loss           (0.21)    (0.20)    (0.14)    (0.18)    (0.16)
  Net realized and unrealized
    gains (losses) on investments 0.85      1.32      2.00      3.10    (2.00)
--------------------------------------------------------------------------------
  Total from investment
    operations                    0.64      1.12      1.86      2.92    (2.16)
--------------------------------------------------------------------------------
Less distributions:
  Net realized gains            (1.16)    (0.51)    (0.89)    (0.38)    (1.01)
--------------------------------------------------------------------------------
Net asset value, end of year    $21.91    $22.43    $21.82    $20.85    $18.31
--------------------------------------------------------------------------------
Total return(2)                  2.57%     5.25%     9.39%    16.11%  (10.50)%
Supplemental data and ratios:
  Net assets,
    end of year (in 000's)     $63,894   $57,784   $53,570   $52,622   $39,747
  Ratio of expenses to
    average net assets           1.72%     1.80%     1.86%     1.98%     2.02%
  Ratio of net investment
    loss to average net assets (0.90)%   (0.90)%   (0.64)%   (0.92)%   (1.17)%
Portfolio turnover rate         45.31%    43.61%    44.84%    40.19%    33.40%
--------------------------------------------------------------------------------

(1)  Per share data is for a share outstanding throughout the year.
(2) The total return calculation does not reflect the sales load imposed on the purchase of shares.

                                   MANAGEMENT


   INVESTMENT ADVISER - The Fund's investment adviser is Keeley Asset Management Corp., 401 South LaSalle Street, Suite 1201, Chicago, IL 60605. The adviser supervises, administers and continuously reviews the Fund's investment program, following policies set by the Board of Directors. As of December 31, 2002, the adviser had approximately $812.2 million in assets under management.


   John L. Keeley, Jr., president and director of the Fund, is the adviser's sole shareholder. He has been president and primary investment manager for the adviser since its incorporation in 1981. He has also been primarily responsible for day-to-day management of the Fund's portfolio since its incorporation in 1993.

   The Fund pays the adviser a monthly fee at an annual rate of 1.00% of average daily net assets. While this rate is higher than what most mutual funds pay, the directors consider it appropriate in light of the Fund's investment objectives and policies. The adviser will waive part of its fee or reimburse the Fund if its annual operating expenses exceed 2.50% of net assets. This limitation excludes taxes, interest charges, litigation and other extraordinary expenses, and brokerage commissions and other charges from buying and selling Fund securities.

                            OTHER SERVICE PROVIDERS


   ADMINISTRATOR - UMB Fund Services, Inc. handles required tax returns and various filings; monitors Fund expenses and compliance issues; and generally administers the Fund.


   DISTRIBUTOR - Keeley Investment Corp. is the general distributor of the Fund's shares.

   CUSTODIAN, TRANSFER AGENT, AND ACCOUNTING SERVICES - U.S. Bank, N.A. provides for the safekeeping of the Fund's assets. U.S. Bancorp Fund Services, LLC maintains shareholder records and disburses dividends and other distributions.

                                 YOUR INVESTMENT

                             HOW SHARES ARE PRICED

   The public offering price of Fund shares is the NET ASSET VALUE (the value of one share in the Fund) plus a SALES CHARGE based on the amount of your purchase.

   NET ASSET VALUE - Net asset value (NAV) is calculated by dividing the Fund's total assets, minus any liabilities, by the number of shares outstanding. It's determined daily Monday through Friday as of the end of trading hours on the New York Stock Exchange (typically 4 p.m. Eastern Time), except on these holidays:

   New Year's Day        Martin Luther King Jr. Day      Presidents' Day
   Good Friday           Memorial Day                    Independence Day
   Labor Day             Thanksgiving Day                Christmas Day

   The day's NAV will be used for all buy or sell orders received since the preceding computation.
   Here's how the value of Fund assets is determined:

   o A security listed on an exchange or quoted on a national market system is valued at the last sale price or, if it wasn't traded during the day, at the most recent bid price.

   o Securities traded only on over-the-counter markets are valued at the last sale price on days when the security is traded; otherwise, they're valued at closing over-the-counter bid prices.

   o If a security is traded on more than one exchange, it's valued at the last sale price on the exchange where it's principally traded.

   o Debt securities (other than short-term obligations) in normal institutional-size trading units are valued by a service that uses electronic data processing methods, avoiding exclusive reliance on exchange or over-the-counter prices.

   o Short-term obligations (debt securities purchased within 60 days of their stated maturity date) are valued at amortized cost, which approximates current value.

   o Securities for which market quotes aren't readily available, and other Fund assets, are valued at their fair value as determined by the Board of Directors.

   SALES CHARGE - The chart below shows how the sales charge varies with the amount of your purchase.

                                                                    DEALER
                             SALES CHARGE AS A PERCENTAGE OF      REALLOWANCE
                                 OFFERING           NET       AS A PERCENTAGE OF
SINGLE TRANSACTION AMOUNT          PRICE      AMOUNT INVESTED   OFFERING PRICE
--------------------------------------------------------------------------------
Less than $50,000                  4.50%           4.71%             4.00%
--------------------------------------------------------------------------------
$50,000 - less than $100,000       4.00%           4.17%             3.50%
--------------------------------------------------------------------------------
$100,000 - less than $250,000      3.00%           3.09%             2.50%
--------------------------------------------------------------------------------
$250,000 - less than $500,000      2.50%           2.56%             2.00%
--------------------------------------------------------------------------------
$500,000 and over                  2.00%           2.04%             1.50%
--------------------------------------------------------------------------------

  Various individuals and organizations who meet Fund requirements may buy shares at NAV - that is, without the sales charge. For a list of those who may qualify for fee waivers, plus a description of the requirements, see the SAI.

  The Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. Under this Plan, the fee is 0.25% per year of the Fund's average net assets (calculated on a daily basis). Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

  See also "Right of Accumulation" and "Letter of Intent" under "Shareholder Privileges."

                      HOW TO BUY, SELL AND EXCHANGE SHARES

                                 BUYING SHARES


  You can buy Fund shares directly from the distributor, Keeley Investment Corp., from selected broker/dealers, financial institutions and other service providers. Some of these other parties may be authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. If you invest through a third party, policies and fees may differ from those described here. If you are investing through a third party, you should read any program materials they may provide to you before you invest through them.


  The minimum initial investment is $1,000 ($250 for IRAs and Automatic Investment Plan accounts), and the minimum for additional investments is $50 and is subject to change at any time.


  Your order will be priced at the next NAV calculated after the Fund receives your order. The Fund may enter into arrangements with third parties, including broker/dealers, financial institutions and other service providers to process purchase and redemption orders on behalf of the Fund on an expedited basis. In those cases, when the third party receives the purchase or redemption order, it will be treated as though the Fund had received the order for purposes of pricing. All purchases must be made in U.S. dollars and checks drawn on U.S. banks. We don't accept cash. If your check is returned for any reason, you'll be charged a $25 fee as well as for any loss to the Fund.


  While we don't issue stock certificates for shares purchased, you will receive a statement confirming your purchase.

  WE RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER IF WE BELIEVE IT'S IN THE FUND'S BEST INTEREST TO DO SO.

--------------------
  BY WIRE TRANSFER
--------------------

OPENING AN ACCOUNT
  o Call the Fund's transfer agent at 1-888-933-5391 to get a Fund account number.

  o  Have your bank wire the amount you want to invest to:
       U.S. Bank, N.A.
       ABA routing number 042000013
       Credit U.S. Bancorp Fund Services, LLC, account number 112952137 further credit KEELEY Small Cap Value Fund, Inc.

  Be sure to include your name, address, account number, and taxpayer ID or Social Security Number. Your bank may charge a wire transfer fee.

  o As soon as possible, mail a completed purchase application (included with this prospectus) to:
       KEELEY Small Cap Value Fund, Inc.
       c/o U.S. Bancorp Fund Services, LLC
       P.O. Box 701
       Milwaukee, WI 53201-0701

ADDING TO YOUR ACCOUNT
  You can add to your account anytime in investments of $50 or more. Have your bank wire the amount as described above.

---------
 BY MAIL
---------

OPENING AN ACCOUNT
  o Write a check or money order for the amount you want to invest, payable to KEELEY Small Cap Value Fund, Inc.

  o Mail your payment with a completed purchase application (included with this prospectus) to:

KEELEY Small Cap Value Fund, Inc.    For overnight delivery, use this address:
 c/o U.S. Bancorp Fund Services, LLC  KEELEY Small Cap Value Fund, Inc.
 P.O. Box 701                         c/o U.S. Bancorp Fund Services, LLC
 Milwaukee, WI 53201-0701             615 E. Michigan Street, 3rd Floor
                                      Milwaukee, WI 53202

   If your check is returned for any reason, your account will be charged a $25 processing fee. You will be responsible for any loss to the Fund.

ADDING TO YOUR ACCOUNT
   You can add to your account anytime in investments of $50 or more. Mail your order as described above, including your name, address, and account number.

---------------
 AUTOMATICALLY
---------------

OPENING AN ACCOUNT
   Complete the Automatic Investment Plan section on the purchase application, or, after your account is established, complete an AIP application (available from the Fund).

ADDING TO YOUR ACCOUNT
   Each month the amount you specify is automatically withdrawn from your bank account to purchase Fund shares. There is a $50 minimum to use this privilege.
   The Fund charges no service fee for the AIP. If the designated amount isn't available in your account, however, you'll be charged a $25 processing fee. You will be responsible for any loss to the Fund.

   See also "Automatic Investment Plan" under "Shareholder Privileges."

                                 SELLING SHARES

   You can redeem your shares in the Fund anytime by mail or telephone for shares you hold directly at the Fund.

   If your account is with the distributor or a selected broker/dealer, you must give your request to that firm. The broker/dealer is responsible for placing your request and may charge you a fee.

   Otherwise, here's how to sell your shares:

---------
 BY MAIL
---------

   Send the transfer agent a written redemption request in proper order, including:

   o  your account name and number
   o  the number of shares or dollar amount to be redeemed
   o the signature of each registered owner, exactly as the shares are registered
   o documentation required from corporations, executors, administrators, trustees, guardians, agents and attorneys-in-fact

Mail to:
KEELEY Small Cap Value Fund, Inc.    For overnight delivery, use this address:
 c/o U.S. Bancorp Fund Services, LLC  KEELEY Small Cap Value Fund, Inc.
 P.O. Box 701                         c/o U.S. Bancorp Fund Services, LLC
 Milwaukee, WI 53201-0701             615 E. Michigan Street, 3rd Floor
                                      Milwaukee, WI 53202

  SIGNATURE GUARANTEES - If you request a direct redemption of more than $25,000, or you want the proceeds sent to a location other than the address of record, or the request comes within 15 days of an address change, we require signature guarantees. These guarantees may seem inconvenient, but they're intended to protect you against fraud. The guarantor pledges your signature is genuine and, unlike a notary public, is financially responsible if it's not.

  Eligible guarantors include qualified:
  o  Banks, credit unions and savings associations
  o  Broker/dealers
  o  National securities exchanges
  o  Registered securities associations
  o  Clearing agencies

  A notary public is not acceptable.

----------
 BY PHONE
----------

  To redeem shares by phone, call the transfer agent at 1-888-933-5391. The Fund follows procedures to confirm that telephone instructions are genuine and sends payment only to the address of record or the designated bank account. We aren't liable for following telephone instructions reasonably believed to be genuine.
  If you don't want telephone transaction privileges, check the box on the purchase application.

  PAYMENT - When you sell your shares, the amount of money you receive is based on the NAV next calculated after your request is received. This amount may be more or less than what you paid for the shares.

  When you sell your shares of the Fund, it is a taxable event for federal tax purposes. You may realize a capital gain or loss. You may want to check with your tax adviser.

  We'll mail payment within five business days of the transfer agent's receiving your redemption request in proper order. You can also ask to have redemption proceeds wired to you. The transfer agent charges a $15 wire fee.

  The Fund won't send redemption proceeds until checks for the purchase of the shares have cleared - up to 15 days.

  We may suspend redemptions if the New York Stock Exchange closes or for other emergencies. See the SAI for details.

  SMALL ACCOUNTS - If the value of your account falls below $250, we reserve the right to redeem your shares and send you the proceeds. Currently, however, the Fund's practice is to maintain small accounts instead of closing them out. If we change that policy, you'll get advance notice.

                               EXCHANGING SHARES

  You can exchange some or all of your Fund shares for First American Prime Obligations Fund shares. The minimum exchange amount is $250 and there's a maximum of four exchanges over 12 months. The exchange must be between identically registered accounts.

  Fund shares will be redeemed at the next determined NAV after your request is received, and First American Prime Obligations Fund shares will be purchased at the per share NAV next determined at or after redemption.

  You can also move your exchanged shares, plus any First American Prime Obligations Fund shares purchased with reinvested dividends, back into the Fund with no sales charge (as long as your investment remained continuously in the First American Prime Obligations Fund between withdrawal and reinvestment).

  Your exchange is subject to the terms of the First American Prime Obligations Fund. Ask us for a copy of their prospectus and read it carefully before investing.

  Exchanges can be requested by mail or telephone (unless you refuse telephone transaction privileges on your purchase application). There is a $5 fee for telephone exchanges. The Fund follows procedures to confirm that telephone instructions are genuine. We aren't liable for following telephone instructions reasonably believed to be genuine.

  An exchange is a taxable event for federal tax purposes. You may realize a capital gain or loss. Be sure to check with your tax adviser before making an exchange.

  WE RESERVE THE RIGHT TO CHANGE OR ELIMINATE THE EXCHANGE PRIVILEGE. IF WE CHANGE THAT PRIVILEGE, YOU'LL GET ADVANCE NOTICE.


                            DISTRIBUTIONS AND TAXES
  The Fund distributes its net investment income and realized capital gains, if any, to shareholders at least once a year. Your dividends and capital gains will be invested in additional Fund shares unless you write the transfer agent to request otherwise. There's no sales charge on reinvestments.

  If your mailed distribution check can't be delivered by the U.S. Postal Service, or it remains outstanding for at least six months, we reserve the right to reinvest the distribution amount at the current NAV until you give us other instructions.

  Dividends and distributions in the form of cash or additional shares are generally taxable. You'll receive an annual statement showing which of your Fund distributions are taxable as ordinary income and which are capital gains. It's important you consult with your tax adviser on federal, state and local tax consequences.

                             SHAREHOLDER PRIVILEGES

  RIGHT OF ACCUMULATION (ROA) - Once you've purchased shares in the Fund, you can qualify for a discount on the sales charge. When you purchase additional shares at the public offering price, you'll pay the sales charge corresponding to the total of your current purchase plus either the value of shares you already own, or their original cost-whichever is greater. (Remember, sales charges go down as the amount of the transaction increases.) To receive this discount, you must notify the Fund in writing of your previous purchases when you make your current purchase. For this purpose, you and your husband or wife can combine your purchases.

  LETTER OF INTENT (LOI) - If you buy more than $50,000 in shares at one time, your sales charge is lower than 4-1/2%. There is a table on page 8 which shows the reductions. If you expect to purchase $50,000 or more of Fund shares over a period of time (up to 13 months), you can get the same reduced sales charge as you would if you bought all the shares at once. You do this by signing a LOI. In the LOI, you fill in the dollar amount of the shares you will buy in the next 13 months, and the sales charge is based on that amount. Some of your shares are held by the transfer agent in escrow. If you don't buy all the shares as indicated in the LOI, and your sales charge should have been higher based on what you actually bought, some of the shares held by the transfer agent will be redeemed to pay the difference in the sales charge. To establish a LOI, complete the appropriate section of the purchase application or, if your account is established, ask us for a LOI application.

  AUTOMATIC INVESTMENT PLAN (AIP) - Buy shares automatically each month, by having $50 or more withdrawn from your bank account and invested in the Fund. The minimum to open an AIP account is $250. There's no service fee for this account. If the designated amount is not available in your bank account, however, there is a $25 processing fee. To establish the AIP, complete the appropriate section of the purchase application or, if your account is established, ask us for an AIP application.

  THE FUND RESERVES THE RIGHT TO MODIFY OR ELIMINATE THESE PRIVILEGES WITH AT LEAST 30 DAYS NOTICE.


                         INDIVIDUAL RETIREMENT ACCOUNTS

  The Fund offers a variety of retirement plans that may help you shelter part of your income from taxes. For complete information, including applications, call 1-888-933-5391.

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                          TO LEARN MORE ABOUT THE FUND

                     Ask for a free copy of the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI gives you more details on other aspects of the Fund. It's filed with the Securities and Exchange Commission (Commission) and by this reference is incorporated in this prospectus.

ANNUAL/SEMI-ANNUAL REPORT. These reports describe the Fund's performance, list its holdings, and discuss market conditions, economic trends and Fund strategies that significantly affected the Fund's performance during its last fiscal year.

                    Here's how you can get this information
                                without charge.

                                  BY TELEPHONE
                         Call Toll Free 1-888-933-5391

                                    BY MAIL
                                   Write to:
                       KEELEY Small Cap Value Fund, Inc.
                      401 South LaSalle Street, Suite 1201
                               Chicago, IL 60605

                                   BY E-MAIL
                   Send your request to info@keeleyfunds.com

                    View online or download Fund prospectus
                               and application at
                      KEELEY Website: www.keeleyfunds.com

You can review and copy information about the Fund, (including the SAI) at the Commission's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Commission's Public Reference Room by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

                            SEC file number 811-7760

STATEMENT OF ADDITIONAL INFORMATION
January 27, 2003

KEELEY SMALL CAP VALUE FUND, INC.         401 SOUTH LASALLE STREET
                                          SUITE 1201
                                          CHICAGO, ILLINOIS  60605
                                          312-786-5050
                                          888-933-5391

   This Statement of Additional Information is not a prospectus, but provides expanded and supplemental information contained in the current prospectus of KEELEY Small Cap Value Fund, Inc. (the "Fund") dated January 27, 2003 and should be read in conjunction with the Fund's Prospectus and any additional supplements to the Prospectus and the Fund's financial statements. Investors should note, however, that a Statement of Additional Information is not itself a prospectus and should be read carefully in conjunction with the Fund's Prospectus and retained for future reference. A copy of the Prospectus and Annual/Semi-Annual Report to Shareholders may be obtained free of charge from the Fund at the address and telephone number listed above.

                                TABLE OF CONTENTS

                                                                          Page
        Introduction                                                       3
        General Information and History                                    3
        Investment Objective, Policies, and Risk Considerations            3
                 Investment Objective                                      3
                 Investment Policies and Risk Considerations               3
        Investment Restrictions                                            5
        Portfolio Turnover                                                 7
        Performance Information                                            7

                 Cumulative Total Return                                   7
                 Average Annual Total Return                               7
            Average Annual Total Return - After Taxes on                   8
            Distributions
            Average Annual Total Return - After Taxes on                   8
            Distributions and Redemptions
            Comparative Performance Information                            9
        Management of the Fund                                             9
                 General                                                   9
                 Directors and Officers                                   10
        Control Persons and Principal Holders of Securities               13
        Investment Adviser                                                13
        Administration Services                                           14
        Fund Accountant, Custodian, Transfer Agent and Dividend           14
        Disbursing Agent
                 Fund Accountant                                          14
                 Custodian                                                14
                 Transfer Agent and Dividend Disbursing Agent             15
        Net Asset Value                                                   15
        Purchases and Redemptions of Shares                               15
        Sales at Net Asset Value                                          16
        Exchange Privilege                                                16
        Taxation                                                          17
        Distribution of Shares                                            17
        Rule 12b-1 Distribution Plan                                      17
        Portfolio Transactions and Brokerage                              18
                 Portfolio Transactions                                   18
                 Brokerage                                                19
        Additional Information                                            20
                 Shareholder Meetings                                     20
                 Removal of Directors by Shareholders                     20
        Independent Accountants                                           20
        Financial Statements and Reports                                  20
        Appendix A:  Description of Bond Ratings                     Appendix A

                                  INTRODUCTION

   This Statement of Additional Information is designed to elaborate upon the discussion of certain securities and investment techniques which are described in the Prospectus. The more detailed information contained in this document is intended solely for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of the Fund's securities and investment techniques. Captions and defined terms in the Statement of Additional Information generally correspond to like captions and terms in the Prospectus.

   No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information or the Prospectus dated January 27, 2003, and, if given or made, such information or representations may not be relied upon as having been authorized by the Fund. This Statement of Additional Information does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made. The delivery of the Statement of Additional Information at any time shall not imply that there has been no change in the affairs of the Fund since the date hereof.

                         GENERAL INFORMATION AND HISTORY

   The Fund is an open-end diversified management investment company, as defined under the Investment Company Act of 1940 (the "1940 Act"). It was incorporated in Maryland on May 17, 1993, registered under the 1940 Act on July 27, 1993 and commenced operations on October 1, 1993. The Fund has an authorized capital of 10,000,000 shares of $0.01 par value common stock. There is no other class of securities authorized or outstanding. All shares have equal voting and liquidation rights, and each share is entitled to one vote on any matters which are presented to shareholders.

             INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS

INVESTMENT OBJECTIVE

   The Fund's investment objective is to seek capital appreciation. The Board of Directors may not change the Fund's investment objective without shareholder approval.


   The Fund seeks to achieve this objective by investing primarily in companies that have a relatively small market capitalization, $1.5 billion or less at time of each investment. The Fund has adopted a policy, which is not a fundamental policy, that under normal market conditions, the Fund will have at least 80% of its net assets plus the amount of any borrowings for purposes invested in common stocks and other equity-type securities of such companies. If the Fund changes that policy, it will give shareholders at least 60 days notice of the change. Other equity-type securities include preferred stock, convertible debt securities and warrants. Within this group of companies, the Fund will emphasize three basic categories. The first category is companies involved in various types of corporate reorganizations, such as spin-offs, recapitalizations, and companies emerging from bankruptcy. From time to time, the Fund may invest a significant portion of its net assets in this first category. The second category is companies that are trading at prices at or below actual or perceived book value and companies that are undergoing substantial changes, such as significant changes in markets or technologies, management and financial structure. The third category is conversions of savings & loan associations and insurance companies from mutual to stock companies. These conversions are usually under-valued in relation to their peer group. The Adviser believes that this strategy allows the Fund to purchase equity shares with above-average potential for capital appreciation at relatively favorable market prices. Current dividend or interest income is not a factor when choosing securities.


INVESTMENT POLICIES AND RISK CONSIDERATIONS

DEBT SECURITIES

   The Fund may invest in debt securities, including debt securities that are not rated or are rated below investment grade, commonly referred to as "junk bonds" by the recognized rating agencies (i.e., investment grade means Baa or higher by Moody's Investor Services, Inc. ("Moody's") or BBB or higher by Standard & Poor's Corporation ("S&P"). However, the Fund will not invest in or hold more than 5% of its net assets in debt securities other than U.S. Treasury bills and notes, short-term corporate fixed income securities, including master demand notes (rated Aa or higher by Moody's or AA or higher by S&P, or unrated but determined by the Adviser to be of comparable quality).

   Securities rated Baa or BBB are considered to be medium-grade and to have speculative characteristics. Lower-rated debt securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

   To the extent the Fund invests in lower-rated debt securities, achievement by the Fund of its investment objective will be more dependent on the Adviser's credit analysis than would be the case if the Fund were investing in higher-quality debt securities. Since the ratings of rating services (which evaluate the safety of principal and interest payments, not market risks) are used only as preliminary indicators of investment quality, the Adviser employs its own credit research and analysis. These analyses may take into consideration such quantitative factors as an issuer's present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capability, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology, and foreign business exposure.

   Medium- and lower-quality debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling this type of security. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

   A description of the ratings used by Moody's and S&P is included as Appendix A to this Statement of Additional Information.

FOREIGN SECURITIES

   The Fund may invest in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers.

   To the extent positions in portfolio securities are denominated in foreign currencies, the Fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall.

   Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protection applicable to foreign subcustodial arrangements.

   Although the Fund intends to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

UNSEASONED ISSUERS

   The Fund may invest up to 5% of its net assets in the securities of unseasoned issuers, that is, issuers that, together with predecessors, have been in operation less than three years. The Adviser believes that investment in securities of unseasoned issuers may provide opportunities for long-term capital growth, although the risks of investing in such securities are greater than with common stock of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources.

ILLIQUID SECURITIES

   The Fund may invest up to 5% of its net assets in securities for which there is no ready market ("illiquid securities"), including any securities that are not readily marketable either because they are restricted securities or for other reasons. Restricted securities are securities that have not been registered under the Securities Act of 1933 and are thus subject to restrictions on resale. Under the supervision of the Board of Directors, the Adviser determines the liquidity of the Fund's investments. Securities that may be sold pursuant to Rule 144A under the Securities Act of 1933 may be considered liquid by the Adviser. A position in restricted securities might adversely affect the liquidity and marketability of a portion of the Fund's portfolio, and the Fund might not be able to dispose of its holdings in such securities promptly or at reasonable prices. In those instances where the Fund is required to have restricted securities held by it registered prior to sale by the Fund and the Fund does not have a contractual commitment from the issuer or seller to pay the costs of such registration, the gross proceeds from the sale of securities would be reduced by the registration costs and underwriting discounts.

                             INVESTMENT RESTRICTIONS

   The Fund has adopted certain investment restrictions. Unless otherwise noted, whenever an investment restriction states a maximum percentage of the Fund's assets that may be invested in any security or other asset, such percentage restriction will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, total assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment limitations.

   The Fund has adopted the following fundamental investment restrictions, which cannot be changed without the approval of the holders of the lesser of (i) 67% of the Fund's shares present or represented at a shareholders' meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund:

   1. With respect to 75% of the Fund's net assets, the Fund will not invest more than 5% of such net assets (valued at the time of investment) in securities of any one issuer, except in U.S. government obligations.

   2. With respect to 75% of the Fund's net assets, the Fund will not acquire securities of any one issuer which at the time of investment represent more than 10% of the voting securities of the issuer.

   3. The Fund will not act as an underwriter or distributor of securities other than its own capital stock, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale.

   4. The Fund will not lend money, but this restriction shall not prevent the Fund from investing in (i) a portion of an issue of debt securities or (ii) repurchase agreements.

   5. The Fund will not purchase or sell real estate, interests in real estate or real estate limited partnerships, although it may invest in marketable securities of issuers that invest in real estate or interests in real estate.

   6. The Fund will not pledge any of its assets, except to secure indebtedness permitted by the Fund's investment restrictions.

   7. The Fund will not concentrate its investments by investing 25% or more of the value of the Fund's total assets taken at market value at the time of the investment (other than U.S. government securities) in companies of any one industry.

   8. The Fund will not purchase and sell commodities or commodity contracts except that it may enter into forward contracts to hedge securities transactions made in foreign currencies. This limitation does not apply to financial instrument futures and options on such futures.

   9. The Fund will not borrow, except that the Fund may borrow from banks as a temporary measure amounts up to 10% of its total assets, provided (i) that the total of reverse repurchase agreements and such borrowings will not exceed 10% of the Fund's total assets and (ii) the Fund will not purchase securities when its borrowings (including reverse repurchase agreements) exceed 5% of total assets. The Fund does not currently intend to enter into reverse repurchase agreements.

   10. The Fund will not issue senior securities, except for reverse repurchase agreements and borrowings as permitted by the Fund's other investment restrictions.

   In addition to the fundamental restrictions listed above, the Fund has adopted the following restrictions that may be changed by the Board of Directors without shareholder approval:

   1. The Fund will not invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in marketable securities of issuers engaged in oil, gas or mineral exploration.

   2. The Fund will not purchase or hold securities of an issuer if all of the officers and Directors of the Fund and its Adviser who individually own beneficially more than one-half of 1% of the securities of such issuer collectively own beneficially more than 5% of such securities.

   3. The Fund will not invest more than 5% of its net assets (valued at the time of investment) in securities of issuers with less than three years' operation (including predecessors).

   4. The Fund will not invest more than 5% of its net assets in securities for which there is no ready market (including restricted securities and repurchase agreements maturing in more than seven days).

   5. The Fund will not participate in a joint trading account, purchase securities on margin (other than short-term credits as necessary for the clearance of purchases and sales of securities) or sell securities short (unless the Fund owns an equal amount of such securities, or owns securities that are convertible or exchangeable without payment of further consideration into an equal amount of such securities). The Fund does not currently intend to sell securities short even under the conditions described in Investment Restrictions.

   6. The Fund will not invest for the purpose of exercising control or management of any company.

   7. The Fund will not invest more than 2% of its net assets (valued at the time of investment) in warrants not listed on the New York or American stock exchanges, nor more than 5% of its net assets in warrants. Warrants acquired by the Fund in units or attached to securities are not subject to this restriction.

   8. The Fund will not acquire securities of other investment companies except
(i) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and (ii) where the acquisition results from a dividend or a merger, consolidation or other reorganization. In addition to this investment restriction, the 1940 Act provides that the Fund may neither purchase more than

3% of the voting securities of any one investment company nor invest more than 10% of the Fund's assets (valued at time of investment) in all investment company securities purchased by the Fund.

   9. The Fund will not invest in, or write, options, puts, calls, straddles or spreads.

   10. The Fund will not invest more than 5% of its net assets in foreign securities.

   11. The Fund will not invest more than 5% of its net assets in forward contracts, financial instrument futures and options on such futures.

   The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of shares of the Fund in certain states. Should the Fund determine that a commitment is no longer in the best interest of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.

                               PORTFOLIO TURNOVER

   The Fund calculates portfolio turnover rate by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio securities owned by the Fund during the fiscal year. A 100% portfolio turnover rate would occur, for example, if all of the portfolio securities (other than short-term securities) were replaced once during the fiscal year. The portfolio turnover rate will vary from year to year, depending on market conditions. Increased portfolio turnover may result in greater brokerage commissions. For the fiscal year ending September 30, 2002, the Fund's portfolio turnover rate was 45.31%.

                             PERFORMANCE INFORMATION

CUMULATIVE TOTAL RETURN

   Cumulative Total Return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                    CTR =        ERV - P      *  100
                                                 --------
                                                P



      Where: CTR  = Cumulative total return;

              ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period; and,
              P   = initial payment of $1,000.

This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts.

AVERAGE ANNUAL TOTAL RETURN

   Average annual total return is the average annual compounded rate of change in value represented by the total return for the period.

Average annual total return is computed as follows:

                                   P(1+T)n=ERV


   Where: P = the amount of an assumed initial investment in Fund shares T = average annual total return
            N = number of years from initial investment to the end of the period
          ERV = ending redeemable value of shares held at the end of the period

   The Fund imposes a maximum 4.50% sales charge and pays distribution expenses equal to 0.25% of net assets. Income taxes payable by shareholders are not taken into account. The Fund's performance is a result of conditions in the securities market, portfolio management, and operating expenses. Although information such as that described above may be useful in reviewing the Fund's past performance and in providing some basis for comparison with other investment alternatives, it is not necessarily indicative of future performance and should not be used for comparison with other investments using different reinvestment assumptions or time periods.


   After deduction of the initial sales charge, the Fund's average annual total return for the one year ended September 30, 2002 was (2.06)%. As of September 30, 2002, the Fund's five year average annual total return and average annual total return since inception (October 1, 1993 through September 30, 2002) after deduction of the initial sales charge were 3.23% and 11.29%, respectively. Because the Fund commenced operations on October 1, 1993, no ten-year period average annual total return figures are reported.


AVERAGE ANNUAL TOTAL RETURN - AFTER TAXES ON DISTRIBUTIONS

   Average annual total return is the average annual compounded rate of change in value represented by the total return for the period.


Average annual total return (after taxes on distributions) is computed as follows:


                                          P(1+T)n=ATVD

   Where:   P = the amount of an assumed initial investment in Fund shares
            T = average annual total return
            N = number of years from initial investment to the end of the period
      ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the designated time period, after taxes on fund distributions but not after taxes on redemption.


   The Fund imposes a maximum 4.50% sales charge and pays distribution expenses equal to 0.25% of net assets.The Fund's performance is a result of conditions in the securities market, portfolio management, and operating expenses. Although information such as that described above may be useful in reviewing the Fund's past performance and in providing some basis for comparison with other investment alternatives, it is not necessarily indicative of future performance and should not be used for comparison with other investments using different reinvestment assumptions or time periods.

   After deduction of the initial sales charge, the Fund's average annual total return (after taxes on distributions) for the one year ended September 30, 2002 was (2.99)%. As of September 30, 2002, the Fund's five year average annual total return (after taxes on distributions) and average annual total return since inception (October 1, 1993 through September 30, 2002) after deduction of the initial sales charge were 2.33% and 10.62%, respectively. Because the Fund commenced operations on October 1, 1993, no ten-year period average annual total return figures are reported.


AVERAGE ANNUAL TOTAL RETURN  - AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS

   Average annual total return is the average annual compounded rate of change in value represented by the total return for the period.


Average annual total return (after taxes on distributions and redemptions) is computed as follows:


                                  P(1+T)n=ATVDR

   Where: P = the amount of an assumed initial investment in Fund shares T = average annual total return
            N = number of years from initial investment to the end of the period
       ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the designated time period, after taxes on distributions and redemptions.

   The Fund imposes a maximum 4.50% sales charge and pays distribution expenses equal to 0.25% of net assets. The Fund's performance is a result of conditions in the securities market, portfolio management, and operating expenses. Although information such as that described above may be useful in reviewing the Fund's past performance and in providing some basis for comparison with other investment alternatives, it is not necessarily indicative of future performance and should not be used for comparison with other investments using different reinvestment assumptions or time periods.


   After deduction of the initial sales charge, the Fund's average annual total return (after taxes on distributions and redemptions) for the one year ended September 30, 2002 was (0.32)%. As of September 30, 2002, the Fund's five year average annual total return (after taxes on distributions and redemptions) and average annual total return (after taxes on distributions and redemptions) since inception (October 1, 1993 through September 30, 2002) after deduction of the initial sales charge were 2.41% and 9.45%, respectively. Because the Fund commenced operations on October 1, 1993, no ten-year period average annual total return figures are reported.


                       COMPARATIVE PERFORMANCE INFORMATION

   The Fund may from time to time include figures indicating the Fund's cumulative total return or average annual total return in advertisements or reports to shareholders or prospective investors. Average annual total return and cumulative total return figures represent the increase (or decrease) in the value of an investment in the Fund over a specified period. Both calculations assume that all income dividends and capital gain distributions during the period are reinvested at net asset value in additional Fund shares. Quotations of the average annual total return may reflect the deduction of the maximum sales charge and a proportional share of Fund expenses on an annual basis. The results, which are annualized, represent an average annual compounded rate of return on a hypothetical investment in the Fund over a period of one, five, or ten years ending on the most recent calendar quarter (but not for a period greater than the life of the Fund). Quotations of cumulative total return, which are not annualized, represent historical earnings and asset value fluctuations. Cumulative total return figures used in advertisements or sales literature will not usually reflect the deduction of the maximum sales charges which, if deducted, would reduce the Fund's total return. Average annual total returns and cumulative total returns are based on past performance which is not a guarantee of future results. Performance information for the Fund may be compared in reports and promotional literature to: (a) the S&P 500, the Russell 2000, the Value Line Index, the Dow Jones Industrial Average, New York Stock Exchange Composite Index, the NASDAQ Composite Index or other appropriate unmanaged indices of performance of various types of investments, so that investors may compare the Fund's results with those of indices widely regarded by investors as representative of securities markets in general; (b) other groups of mutual funds tracked by Lipper, Inc., Morningstar, Inc., Value Line Publishing, Inc., Micropal Data, Inc. or Thompson Financial Research; and (c) the Consumer Price Index (measure of inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objective and policies, the types and quality of the Fund's portfolio investments, market conditions during the particular time period and operating expenses. Such information should not be considered as a representation of the Fund's future performance.

                             MANAGEMENT OF THE FUND

GENERAL


   The Fund's Board of Directors oversees and reviews the Fund's management, administrator and other companies who provide services to the Fund to ensure compliance with investment policies. The Fund's Board of Directors' has no standing committees. Fund officers and the administrator are responsible for day-to-day operations. The Adviser is responsible for investment management under the Investment Advisory Agreement. The Fund, the Investment Adviser and the Distributor have each adopted Codes of Ethics under Rule 17j-1 of the Investment Company Act. Those Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities which may be purchased or held by the Fund.


DIRECTORS AND OFFICERS

   The Directors and Officers of the Fund and their principal business activities during the past five years are:


                                                                      Number
                                                                        of               Other
                                   Term of                          Portfolios       Directorships
                                  Office(1)                          Overseen            Held
                                    and         Principal             Within           Outside
                      Position(s) Length of   Occupation(s)            the               the
                      Held with     Time       During the              Fund             Fund
Name, Age and Address    Fund      Served      Five Years             Complex         Complex
------------------------------------------------------------------------------------------------

Independent Directors

Jerome J.              Director  Served as  Vice President of Finance     1               N/A
Klingenberger(2)                 Director       for Grayhill, Inc.
Age: 47                          since 1999
561 Hillgrove Ave.
LaGrange, IL  60525

John G. Kyle(2)
Age:  61                                      Owner and operator of
10 Skokie Hwy                    Served as      Shell Oil Service
Highland Park, IL                 Director    Stations and Gasoline
60035                  Director  Since 1993        Distributor            1              N/A

John F. Lesch(2),(3)   Director  Served as     Attorney for Nisen &       1              N/A
Age:  62                          Director        Elliott, LLC.
200 W Adams Street               Since 1993
Suite 2500
Chicago, IL  60606

Sean Lowry(2)          Director  Served as   Executive Vice President     1               N/A
Age:  48                          Director   of Pacor Mortgage Corp.
401 South LaSalle                since 1999
Street
Suite 605
Chicago, IL  60605


Elwood P. Walmsley(2)  Director  Served as   Owner of J. FitzWoody's      1               N/A
Age:  62                          Director    Lakeshore Grill, since
100 Cobblestone Court            since 1999  2002 and NationalAccount
Twin Lakes, WI  53181                        Executive for Haarmann &
                                            Reimer, Division of Bayer
                                               International, since
                                               1999; Prior thereto,
                                             Director of Sales, Miles
                                                  Laboratories.



                                                                      Number
                                                                        of               Other
                                   Term of                          Portfolios       Directorships
                                  Office(1)                          Overseen            Held
                                    and         Principal             Within           Outside
                      Position(s) Length of   Occupation(s)            the               the
                      Held with     Time       During the              Fund             Fund
Name, Age and Address    Fund      Served      Five Years             Complex         Complex
------------------------------------------------------------------------------------------------

Interested Director and Officers
John L. Keeley, Jr.   Director   Served as   President and Treasurer      1            Marquette
(4)                   and        Director      of Keeley Investment                    National
Age:  62              President  and          Corp. and president of                     Corp.
401 South LaSalle                President   Keeley Asset Management
Street                           since 1993           Corp.
Suite 1201
Chicago, IL 60605



Officers

Mark Zahorik          Vice       Served as   Vice President of Keeley    N/A              N/A
Age: 40               President  Vice         Asset Management Corp.
401 South LaSalle                President    and Keeley Investment
Street                           since 1997           Corp.
Suite 1201
Chicago, IL 60605


Mary A. Ferrari       Secretary  Served as    Corporate Secretary of     N/A              N/A

Age: 43                          Corporate   Keeley Asset Management
401 South LaSalle                Secretary       Corp. and Keeley
Street                           since 1996      Investment Corp.
Suite 1201
Chicago, IL 60605

Emily Viehweg         Treasurer  Served as  Treasurer of Keeley Asset    N/A              N/A
Age:36                           Treasurer    Management Corp. since
401 South LaSalle                since 1997     2001 and Assistant
Street                                      Treasurer of Keeley Asset
Suite 1201                                     Management Corp. and
Chicago, IL 60605                            Keeley Investment Corp.
                                                    since 1996


----------------------

    (1) Each director serves an indefinite term until the election of a successor. Each Officer serves an indefinite term, renewed annually, until the election of a successor.

    (2) Each director maintains brokerage accounts with Keeley Investment Corp., the Fund's principal underwriter.

    (3) Mr. Lesch has performed legal services (principally related to Federal income tax matters) for Mr. Keeley on an individual basis, unrelated to the business of Keeley Asset Management Corp. or Keeley Investment Corp. Fees paid by Mr. Keeley to Mr. Lesch were approximately $3,500,
        $1,885, and $2,250 for the years ending December 31, 2002, 2001, and 2000, respectively.

    (4) John L. Keeley, Jr., is considered an "interested director" of the Fund because of his affiliation with Keeley Asset Management Corp.

At December 31, 2002, the Directors and officers owned 364,228 shares, representing 10.42% of the outstanding shares of the Fund.


The officers are "interested persons" of the Fund and are also officers of Keeley Asset Management Corp., Keeley Investment Corp. or its Affiliates, and receive compensation from those companies. They do not receive any compensation from the Fund. Each "non-interested" Fund Director receives $600 from the Fund for each meeting which he attends. Regular Board meetings are held quarterly. For the fiscal year ended September 30, 2002, the Fund paid Directors' fees of $12,000.



At December 31, 2002, the dollar range of equity securities owned beneficially by each Director of the Fund was as follows:



                               INTERESTED DIRECTOR

NAME OF DIRECTOR

                                                         AGGREGATE DOLLAR RANGE OF
                                                          EQUITY SECURITIES IN ALL
                                                           REGISTERED INVESTMENT
                                                           COMPANIES OVERSEEN BY
                            DOLLAR RANGE OF EQUITY           DIRECTOR IN FAMILY OF
 NAME OF DIRECTOR           SECURITIES IN THE FUND           INVESTMENT COMPANIES

John L. Keeley, Jr.              over $100,000               over $100,000



----------------------


                              INDEPENDENT DIRECTORS

                                                          AGGREGATE DOLLAR RANGE OF
                                                          EQUITY SECURITIES IN ALL
                                                           REGISTERED INVESTMENT
                                                           COMPANIES OVERSEEN BY
                            DOLLAR RANGE IN EQUITY           DIRECTOR IN FAMILY OF
 NAME OF DIRECTOR           SECURITIES IN THE FUND           INVESTMENT COMPANIES
John F. Lesch                     over                              over
                               $100,000                          $100,000
John G. Kyle                     over                               over
                               $100,000                          $100,000
Elwood P. Walmsley              $50,001 -                          $50,001 -
                               $100,000                          $100,000
Jerome J. Klingenberger         $10,001 -                          $10,001 -
                                $50,000                            $50,000
Sean Lowry                      $50,001 -                          $50,001 -
                               $100,000                          $100,000


       In November 2002, the Board of Directors of the Fund considered renewal of the Fund's Investment Advisory Agreement. In considering renewal, the Board reviewed the following factors: (i) the Fund's expense ratio, (ii) the Fund's performance on a short-term and long-term basis and relative to a list of 10 other funds deemed somewhat comparable to the Fund, a peer group using a Lipper Benchmark category and two indexes, the Russell 2000 and the S&P500; (iii) the Fund's management fee; (iv) the overall performance of the market as measured by the Russell 2000 and the S&P 500 Index; and (v) the range and quality of the services offered by the Adviser. In evaluating the Fund's expenses, the Board first reviewed expenses as shown in the Lipper Benchmark, and a selected group of eleven funds (including the Fund) with average net assets ranging from $6.6 million to $502.7 million. The Lipper Benchmark showed average expenses of 1.45%, median expenses of 1.36%, a range of 0.091 to 3.732, and average net assets of $158 million, which put the Fund at the higher end of the category. The Board noted that the average size of the funds in the Lipper Benchmark category was 2.5 times the size of the Fund and that four of the reviewed funds were larger than the Fund. In terms of expenses, three of those funds had higher expense ratios than the Fund. The Board noted that the Fund's expense ranking was impacted in part by the relatively small size of the Fund in the comparables and the Lipper Benchmark, and also noted that five of the compared funds had fee waivers in place. The Board then reviewed the various categories of expenses, and considered those which were likely to go down as fund size increases. The Board reviewed the Lipper Benchmark advisory fee numbers, which showed that the Fund's 1.00% fee was on the high side of advisory fees, which averaged 0.70%, with a range of 0.004% to 1.5%. The Board then discussed the Fund's characteristics, and concluded that notwithstanding that Lipper had categorized the Fund as small cap core, it was difficult to categorize the Fund because of its focus on special situations - companies coming out of bankruptcy, restructuring, spin-offs and S&L and insurance conversions, and the additional effort required to focus on those issues. The Board considered the effect of the change in the Fund's definition by Lipper from small cap value to small cap core, which change was effective beginning for the Fund's fiscal years after September 30, 2000. In evaluating performance, the Board first reviewed data from that same group of funds for a one and three year period, and against the S&P 500, the Russell 2000 and the Lipper Benchmark. The Board discussed the fact that in the two most recent fiscal years, the Fund's performance was substantially better than the indexes and the peer group. After considering all of these factors, the Board concluded that the Adviser provided good and unique services to the Fund, based on the unusual investment criteria, that there was a substantial cost to the adviser to provide those services, that the performance had been good, that the Fund had received good value for its cost of advisory services, and that on all of those bases, renewed the Advisory Agreement.


    The table below shows the compensation which the Fund paid to each of its Directors for the fiscal year ended September 30, 2002:



                            Aggregate        Pension or Retirement   Estimated Annual    Total Compensation
          Name of Person,  Compensation        Benefits Accrued        Benefits Upon        From Fund Paid
             Position       From Fund             As Part                Retirement                to
                                                of Fund Expenses                                Directors
          John L.           $  0                      $0                    $0                     $  0
          Keeley, Jr.,
          Director

          John F. Lesch,    $2,400                    $0                    $0                     $2,400
          Director

          John G. Kyle,     $2,400                    $0                    $0                     $2,400
          Director

          Elwood P.         $2,400                    $0                    $0                     $2,400
          Walmsley,
          Director

          Jerome J.         $2,400                  $  0                  $  0                     $2,400
          Klingenberger
          Director

          Sean Lowry        $2,400                  $  0                  $  0                     $2,400
          Director

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


   For this purpose "control" means: (i) the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company; (ii) the acknowledgment or assertion by either the controlled or controlling party of the existence of control; or (iii) an adjudication under the terms and conditions of the 1940 Act, which has become final, that control exists.

   On December 31, 2002, Mr. John L. Keeley, Jr. owned 338,025 shares, and his ownership represented 9.67 % of the issued and outstanding shares of common stock of the Fund. No other person owned 5% or more as of December 31, 2002.


                               INVESTMENT ADVISER

    Keeley Asset Management Corp., organized in the State of Illinois on December 28, 1981, is the Fund's investment adviser (the "Adviser"). John L. Keeley, Jr. owns all of the stock of the Adviser. Under the Investment Advisory Agreement between the Adviser and the Fund, the Adviser is responsible for administering the Fund's affairs and supervising its investment program and must do so in accordance with applicable laws and regulations. The Adviser also furnishes the Fund's Board of Directors with periodic reports on the Fund's investment performance.

   For its services, the Adviser receives a monthly fee at an annual rate of 1.00% of the average daily net assets of the Fund. The Investment Advisory Agreement provides that the Adviser will waive a portion of its management fee, or reimburse the Fund, to the extent that its total annual operating expenses exceed 2.50%, exclusive of (i) taxes, (ii) interest charges, (iii) litigation and other extraordinary expenses, and (iv) brokers' commissions and other charges relating to the purchase and sale of the Fund's portfolio securities. The Investment Advisory Agreement also provides that the Adviser shall not be liable to the Fund or its shareholders from or as a consequence of any act or omission of the Adviser, or of any of the directors, officers, employees or agents of the Adviser, in connection with or pursuant to this Agreement, except by willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or by reason of reckless disregard by the Adviser of its obligations and duties under this Agreement. For the last three fiscal year periods (October 1 through September 30) the Adviser earned the following fees: 2002- $684,660; 2001-$576,947; 2000 - $526,132.

                             ADMINISTRATION SERVICES


   UMB Fund Services, Inc., 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233, is the Fund's administrator. The Administrator assists in preparing and filing the Fund's federal and state tax returns and required tax filings (other than those required to be made by the Fund's Custodian or Transfer Agent), participates in the preparation of the Fund's registration statement, proxy statements and reports, prepares state securities law compliance filings, oversees the Fund's fidelity insurance relationships, compiles data for and prepares notices to the Securities and Exchange Commission, prepares annual and semi-annual reports to the Securities and Exchange Commission and current shareholders, monitors the Fund's expense accounts, the Fund's status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), the Fund's arrangements with respect to services provided pursuant to the Fund's Distribution Plan, compliance with the Fund's investment policies and restrictions and generally assists in the Fund's administrative operations.


   The Administrator, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required to be performed by it under the Administration Agreement. For its services the Administrator receives a fee based upon the average daily net assets of the Fund. The fee is computed at the annual rate of 0.15% on the first $50 million of the Fund's average daily net assets, and 0.05% on the Fund's average daily net assets in excess of $50 million. The fee is computed daily and paid monthly. The minimum fee is $38,500 per year. UMB Fund Services, Inc. received fees of $84,233, $78,847, and $76,308 from the Fund for the years ended September 30, 2002, 2001 and 2000, respectively.

   The Administrator provides services to the Fund under an Administration Agreement which is renewable from year to year if the Fund's Board of Directors (including a majority of the Fund's disinterested Directors) approves the renewal. Either UMB Fund Services, Inc. or the Fund may terminate the Administration Agreement on sixty (60) days written notice to either party. Amendments to the Administration Agreement require the approval of the Fund's Board of Directors (including a majority of the Fund's disinterested Directors). The Administration Agreement cannot be assigned by the Fund or UMB Fund Services, Inc. without consent of the other party.

            FUND ACCOUNTANT, CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING
                                           AGENT

FUND ACCOUNTANT

   U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") acts as the fund accountant for the Fund. U.S. Bancorp's principal business address is 615 East Michigan Street, Milwaukee, WI, 53202-0701. U.S. Bancorp services include maintaining portfolio records; obtaining prices for portfolio positions; determining gains/losses on security sales; calculating expense accrual amounts; recording payments for Fund expenses; accounting for fund share purchases, sales, exchanges, transfers, dividend reinvestments and other fund share activity; maintaining a general ledger for the Fund; determining net asset values of the Fund; calculating net asset value per share and maintaining tax accounting records for the investment portfolio.

   For its services U.S. Bancorp receives a fee based upon the average daily net assets of the Fund. The fee is computed at the annual rate of $30,000 for the first $100 million of the Fund's average daily net assets, 0.0125% on the Fund's average daily net assets from $100 to $300 million, and 0.0075% on the remainder of the Fund's average daily net assets. The fee is computed daily and paid monthly. U.S. Bancorp received fees of $34,193, $34,016, and $29,431 from the Fund for the years ended September 30, 2002, 2001 and 2000, respectively.

CUSTODIAN

   U.S. Bank, N.A., (the "Custodian") 777 East Wisconsin Street, Milwaukee, Wisconsin 53202-0701, is the custodian for the Fund. As custodian to the Fund it is responsible for holding all securities and cash of the Fund, receiving and paying for securities purchased, delivering against payment for securities sold, receiving and collecting income from investments, making all payments covering expenses of the Fund, and performing other administrative duties, all as directed by authorized persons of the Fund. The Custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Fund. The Fund has authorized the Custodian to deposit certain portfolio securities in central depository systems as permitted under federal law. The Fund may invest in obligations of the Custodian and may purchase or sell securities from or to the Custodian.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

   U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") acts as the Transfer and Dividend Disbursing Agent for the Fund. U.S. Bancorp's principal business address is 615 East Michigan Street, Milwaukee, WI, 53202-0701. U.S. Bancorp services include printing, postage, forms, stationary, record retention, mailing, insertion, programming, labels, shareholder lists, and proxy expenses. These fees and reimbursable expenses may be changed from time to time subject to mutual written agreement between U.S. Bancorp and the Fund and with the approval of the Board of Directors.

   Under this Agreement, U.S. Bancorp receives orders for the purchase of shares; processes purchase orders and issues the appropriate number of uncertificated shares; processes redemption requests; pays money in accordance with the instructions of redeeming shareholders; transfers shares; processes exchanges between funds within the same family of funds; transmits payments for dividends and distributions; maintains current shareholder records; files U.S. Treasury Department Form 1099s and other appropriate information required with respect to dividends and distributions for all shareholders; provides shareholder account information upon request; mails confirmations and statements of account to shareholders for all purchases, redemptions and other confirmable transactions as agreed upon with the Fund; and, monitors the total number of shares sold in each state.

                                 NET ASSET VALUE

   For purposes of computing the net asset value of a share of the Fund, securities listed on an exchange, or quoted on a national market system are valued at the last sales price at the time of valuation or lacking any reported sales on that day, at the most recent bid quotations. Securities traded on only the over-the-counter markets are valued on the basis of the closing over-the-counter bid prices when there is no last sale price available. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis.

   The Fund's net asset value will not be determined on any day on which the New York Stock Exchange is not open for trading. That Exchange is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving Day and Christmas

Day. If one of these holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively.

   The Fund has elected to be governed by Rule 18f-1 under the 1940 Act. As a result of this election, the Fund must redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period for any one shareholder. Redemptions in excess of those above amounts will normally be paid in cash, but may be paid wholly or partly by a distribution of Fund portfolio securities.

   Investments by corporations must include a certified copy of corporate resolutions indicating which officers are authorized to act on behalf of the account. Investments by trustees must include a copy of the title and signature page of the trust agreement and pages indicating who is authorized to act.

   On September 30, 2002, the net asset value per share of the Fund was calculated as follows:


   Net Assets           $63,894,355
                                     = $21.91 Net Asset Value Per Share
                        -----------
   Shares Outstanding     2,916,405


                       PURCHASES AND REDEMPTION OF SHARES

   For information on purchase and redemption of shares, see "How to buy, sell and exchange shares" in the Fund's Prospectus. The Fund may suspend the right of redemption of shares of the Fund for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closing or during which trading on the New York Stock Exchange is restricted; (ii) when the Securities and Exchange Commission determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the Securities and Exchange Commission may, by order, permit for the protection of the security holder of the Fund; or (iv) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares.

                            Sales at Net Asset Value

   Purchases of the Fund's shares at net asset value may be made by the following persons: (a) nondealer assisted (or assisted only by the Distributor) tax-exempt entities (including pension and profit sharing plans) whose minimum initial investment is $25,000 or more, (b) nondealer assisted (or assisted only by the Distributor) purchases by a bank or trust company in a single account where such bank or trust company is named as trustee and the minimum initial investment is over $25,000, (c) nondealer assisted (or assisted only by the Distributor) purchases by banks, insurance companies, insurance company separate accounts and other institutional purchasers, (d) a registered investment adviser purchasing shares on behalf of a client or on his or her own behalf through an intermediary service institution offering a separate and established program for registered investment advisers and notifying the Fund and its Distributor of such arrangement, (e) any current or retired Officer, Director or employee, or any member of the immediate family of such person, of the Fund, Adviser, Distributor or any affiliated company thereof, (f) the Fund's Adviser, Distributor or any affiliated company thereof, (g) any employee benefit plan established for employees of the Adviser, Distributor, or its affiliates, (h) advisory clients of the Adviser, (i) registered representatives and their spouses and minor children and employees of Selected Dealers, (j) for-fee clients of investment advisers registered under the Investment Advisers Act of 1940, who have for-fee clients with at least $25,000 of net asset value of shares in the Fund after giving effect to the purchase, and who have directed their for-fee clients to the Fund, (k) shareholders of the Fund, solely with respect to their reinvestment of dividends and distributions from the Fund, (l) shares exchanged in accordance with the Fund's exchange privilege on which a sales charge has been paid in connection with the previous purchase of shares of the Fund (see "Exchange Privilege"), (m) employees, pension, profit sharing and retirement plans of the Administrator of the Fund, (n) consultants to the Adviser of the Fund, their employees and pension, profit sharing and retirement plans for those employees, (o) pension, profit sharing and retirement plans for employees of Directors and employees of business entities owned and controlled by Directors of the Fund, (p) sales to broker-dealers who conduct their business with their customers principally through the Internet and who do not have registered representatives who actively solicit those customers to purchase securities, including shares of the Fund; and (q) sales through a broker-dealer to its customer under an arrangement in which the customer pays the broker-dealer a fee based on the value of the account, in lieu of transaction based brokerage fees. In the opinion of the Fund's management, these sales will result in less selling effort and expense. In order to qualify for these waivers, sufficient information must be submitted at the time of purchase with the application to determine whether the account is entitled to the waiver of the sales charge.

                               EXCHANGE PRIVILEGE

   Investors may exchange shares of the Fund having a value of $250 or more for shares of First American Prime Obligations Fund (the "Prime Obligations Fund") at their net asset value and at a later date exchange such shares and shares purchased with reinvested dividends for shares of the Fund at net asset value. An investor is limited to 4 exchanges in each 12 month period. Investors who are interested in exercising the exchange privilege should first contact the Fund to obtain instructions and any necessary forms. The exchange privilege does not in any way constitute an offering or recommendation on the part of the Fund or the Adviser of an investment in the Prime Obligations Fund. Any investor who considers making such an investment through the exchange privilege should obtain and review the prospectus of the Prime Obligations Fund before exercising the exchange privilege. The Distributor is entitled to receive a fee from Prime Obligations Fund for certain distribution and support services at the annual rate of 0.20 of 1% of the average daily net asset value of the shares for which it is the holder or dealer of record.


   The exchange privilege will not be available if (i) the proceeds from a redemption of shares are paid directly to the investor or at his or her discretion to any persons other than the Prime Obligations Fund or (ii) the proceeds from redemption of the shares of the Prime Obligations Fund are not immediately reinvested in shares of the Fund. The exchange privilege may be terminated by the Fund at any time.

   For federal income tax purposes, a redemption of shares pursuant to the exchange privilege will result in a capital gain if the proceeds received exceed the investor's tax-cost basis of the shares redeemed. Such a redemption may also be taxed under state and local tax laws, which may differ from the Code.

                                    TAXATION

   The Fund intends to qualify annually and elects to be treated as a regulated investment company under the Internal Revenue Code of 1986 (the "Code").

   To qualify as a regulated investment company, the Fund must, among other things: (i) derive in each taxable year at least ninety percent (90%) of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least fifty percent (50%) of the market value of the Fund's assets are represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than five percent (5%) of the value of the Fund's total assets and 10 percent (10%) of the outstanding voting securities of such issuer, and (b) not more than twenty-five percent (25%) of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies); and (iii) distribute at least ninety percent (90%) of its net investment income (which includes dividends, interest, and net short-term capital gains in excess of and net long-term capital losses) each taxable year.

   As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its net investment income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its net investment income and any net capital gains. In addition, amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible four percent (4%) excise tax. To avoid the tax, the Fund must distribute during each calendar year, (i) at least ninety-eight percent (98%) of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least ninety-eight percent (98%) of its capital gains in excess of its capital losses for the twelve-month period ending October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make these distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if it is declared by the Fund before December 31 of the year and paid by the Fund by January 31 of the following year. Such distribution will be taxable to shareholders in the year the distributions are declared, rather than the year in which the distributions are received.

   If the Fund fails to qualify as a regulated investment company under the Internal Revenue Code, its income will be subject to federal income tax, and dividends paid to shareholders will also be subject to federal income tax.

                             DISTRIBUTION OF SHARES

   Keeley Investment Corp. (the "Distributor") acts as the principal underwriter for the Fund under an Underwriting Agreement between it and the Fund. The Distributor is a registered broker-dealer under the Securities Act of 1934, member of the National Association of Securities Dealers, Inc. (NASD), the Securities Investor Protection Corporation (SIPC), and an affiliate of the Adviser.

   The Underwriting Agreement provides that the Distributor will use its best efforts to distribute the shares of the Fund on a continuous basis and will receive commissions on such sales as described in the Prospectus under "How Shares are Priced." The Distributor bears the costs of advertising and any other costs attributable to the distribution of the shares of the Fund. (A portion of these costs may be reimbursed by the Fund pursuant to the Fund's Distribution Plan (the "Plan") described below. The Distributor may receive brokerage commissions for executing portfolio transactions for the Fund. The Distributor may enter into sales agreements with other entities to assist in the distribution effort. Any compensation to these other entities will be paid by the Distributor from the proceeds of the sales charge. The Distributor may also compensate these entities out of the distribution fee received from the Fund. For the years ended September 30, 2002, 2001, and 2000 the Distributor received $262,617, $128,441, and $145,165 respectively, in front-end sales commissions and paid $197,575, $82,243, and $114,979 respectively, of such proceeds to dealers as sales concessions as described in the Prospectus.

                          RULE 12b-1 DISTRIBUTION PLAN

   The Fund adopted a Plan of Distribution pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the "Plan"). The Plan was adopted in anticipation that the Fund will benefit from the Plan through increased sales of shares of the Fund thereby reducing the Fund's expense ratio and providing an asset size that allows the Adviser greater flexibility in management. The Plan may be terminated at any time by a vote of the Directors of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of the Fund. Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires the approval of the shareholders and the Board of Directors, including the Rule 12b-1 Directors.

   While the Plan is in effect, the selection and nomination of Directors who are not interested persons of the Fund will be committed to the discretion of the Directors of the Fund who are not interested persons of the Fund. The Board of Directors of the Fund must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by the Adviser. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by a majority of the Directors, including the Rule 12b-1 Directors.

   For the years ended September 30, 2002, 2001 and 2000 the Distributor received $72,109, $69,455, and $42,127, respectively, under the Plan. During the same periods, the Fund paid an additional $99,056, $74,782, and $89,406 respectively, pursuant to the Plan, all of which represented compensation to dealers.

   Amounts paid under the Plan (which may not exceed a maximum monthly percentage of 1/12 of 0.25% (0.25% per annum) of the Fund's average daily net assets) are paid to the Distributor in connection with its services as distributor. Payments, if any, are made monthly and are based on reports submitted by the Distributor to the Fund which sets forth all amounts expended by the Distributor pursuant to the Plan. Under no circumstances will the Fund pay a fee, pursuant to the Plan, the effect of which would be to exceed the National Association of Securities Dealers' ("NASD") limitations on asset based compensation described below.

   The NASD has rules which may limit the extent to which the Fund may make payments under the Plan. Although the NASD's rules do not apply to the Fund directly, the rules apply to members of the NASD such as the Distributor and prohibit them from offering or selling shares of the Fund if the sale charges (including 12b-1 fees) imposed on such shares exceed the NASD's limitations.

   The rules impose two related limits on 12b-1 fees paid by investors: an annual limit and a rolling cap. The annual limit is 0.75% of assets (with an additional 0.25% permitted as a service fee). The rolling cap on the total of all sales charges (including front end charges, contingent deferred sales charges and asset based charges such as 12b-1 payments) is 6.25% of new sales (excluding sales resulting from the reinvestment of dividends and distributions) for funds that charge a service fee and 7.25% of new sales for funds that do not assess a service fee.

   Whether the rolling applicable maximum sales charge has been exceeded requires periodic calculations of the Fund's so-called "remaining amount." The remaining amount is the amount to which the Fund's total sales charges are subject for purposes of ensuring compliance with the NASD limits. The Fund's remaining amount is generally calculated by multiplying the Fund's new sales by its appropriate NASD maximum sales charge (6.25% or 7.25%). From this amount is subtracted the Fund's sales charges on the new sales and the 12b-1 payments accrued or paid over the period. The Fund's remaining amount increases with new sales of the Fund (because the Fund's front-end sales charge is less than the applicable NASD maximum) and decreases as the 12b-1 charges are accrued. The NASD rules permit the remaining amount to be credited periodically with interest based on the rolling balance of the remaining amount. If the Fund's remaining amount reaches zero, it must stop accruing its 12b-1 charges until it has new sales that increase the remaining amount. The Fund's remaining amount may be depleted as a result of the payment of 12b-1 fees if, for example, the Fund experiences an extended period of time during which no new sales are made or during which new sales are made but in an amount insufficient to generate increases in the remaining amount to offset the accruing 12b-1 charges.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

PORTFOLIO TRANSACTIONS

   The Adviser has discretion to select brokers and dealers to execute portfolio transactions initiated by the Adviser and to select the markets in which such transactions are to be executed. The primary responsibility regarding portfolio transactions is to select the best combination of price and execution for the Fund. When executing transactions for the Fund, the Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission. The Adviser will select the Distributor from time to time to execute portfolio transactions, subject to best price and execution. In any such transaction, the Distributor will charge commissions at a substantial discount from retail rates, regardless of the size of the transaction. Portfolio transactions executed by the Distributor will comply with all applicable provisions of Section 17(e) of the 1940 Act. Transactions of the Fund in the over-the-counter market may be executed with primary market makers acting as principal except where the Adviser believes that better prices and execution may be obtained elsewhere.

BROKERAGE

   In selecting brokers or dealers to execute particular transactions and in evaluating the best price and execution available, the Adviser is authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), statistical quotations, specifically the quotations necessary to determine the Fund's asset value, and other information provided to the Fund or the Adviser. The Adviser is also authorized to cause the Fund to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Adviser exercises investment discretion. It is possible that certain of the services received by the Adviser attributable to a particular transaction will benefit one or more other accounts for which the Adviser has investment discretion. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under management of the Adviser to save brokerage costs or average prices among them is not deemed to result in a securities trading account.

   In valuing research services, the Adviser makes a judgment of the usefulness of research and other information provided by a broker to the Adviser in managing the Fund's investment portfolio. In some cases, the information, (e.g., data or recommendations concerning particular securities) relates to the specific transaction placed with the broker but for greater part the research consists of a wide variety of information concerning companies, industries, investment strategy and economic, financial and political conditions and prospects, useful to the Adviser in advising the Fund.

   The Adviser is the principal source of information and advice to the Fund and is responsible for making and initiating the execution of investment decisions by the Fund. However, the Board of Directors of the Fund recognizes that it is important for the Adviser, in performing its responsibilities to the Fund, to continue to receive the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of the Fund to take into account the value of the information received for use in advising the Fund. The extent, if any, to which the obtaining of such information may reduce the expenses of the Adviser in providing management services to the Fund is not determinable. In addition, the Board of Directors understands that other clients of the Adviser might also benefit from the information obtained for the Fund, in the same manner that the Fund might also benefit from the information obtained by the Adviser in performing services for others.

   Although investment decisions for the Fund are made independently from those for other investment advisory clients of the Adviser, the same investment decision may be made for both the Fund and one or more other advisory clients. If both the Fund and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each.


   For the years ended September 30, 2002, 2001 and 2000, the Fund did not pay brokerage commissions to brokers other thanthe Distributor. For the years ended September 30, 2002, 2001 and 2000 the Fund paid the Distributor brokerage commissions of $158,053, $143,397, and $123,696, respectively, on transactions involving the payment of commissions having a total market value of $57,207,857, $42,871,505, and $38,154,207, respectively. Of the brokerage commissions paid by the Fund for the years ended September 30, 2002, 2001 and 2000, 100%, 100% and 100%, respectively, were paid to the Distributor and such commissions paid to the Distributor were paid in connection with transactions involving securities having a market value equal to 100%, 100% and 100%, respectively, of the total market value of securities on which the Fund paid commissions. The above does not include principal transactions when the Fund purchases securities directly from NASD marketmakers on a principal basis. During the fiscal year ended September 30, 2002, the Fund did not acquire securities of its regular brokers or dealers or their parents.

                        ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

   The Articles of Incorporation do not require that the Fund hold annual or regular shareholder meetings. Meetings of the shareholders may be called by the Board of Directors and held at such times the Directors, from time to time determine, for the purpose of the election of Directors or such other purposes as may be specified by the Directors.

REMOVAL OF DIRECTORS BY SHAREHOLDERS

   The Fund's By-Laws contain procedures for the removal of Directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes then entitled to vote at an election of Directors, remove any Director or Directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed Directors.

   Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all of the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any Director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Fund's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either; (i) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Fund; or (ii) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

   If the Secretary elects to follow the course specified in clause (ii) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission (the "SEC"), together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

   After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                             INDEPENDENT ACCOUNTANTS

   PricewaterhouseCoopers LLP, Milwaukee, Wisconsin, audits and reports on the Fund's annual financial statements, reviews certain regulatory reports, reviews the Fund's income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund.

                        FINANCIAL STATEMENTS AND REPORTS


   The audited Financial Statements and accompanying Report of Independent Accountants, PricewaterhouseCoopers LLP, Milwaukee, Wisconsin, as of the fiscal-year ended September 30, 2002, are incorporated herein by reference to the Funds' Annual Report to Shareholders filed with the U.S. Securities and Exchange Commission on November 25, 2002. No other portion of the Annual Report is so incorporated. Please call 1-888-933-5391 to obtain a copy of the most recent Annual Report of the Fund at no charge.


                                   APPENDIX A

                           DESCRIPTION OF BOND RATINGS

Ratings of a rating service represent the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security. It does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the rating characteristics used by Moody's Investors Services, Inc. ("Moody's") and Standard and Poor's Ratings Group ("Standard and Poors").

RATINGS BY MOODY'S

Aaa - Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa - Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they compose what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa bonds.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

RATINGS BY STANDARD AND POORS

AAA - Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in a small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                           PART C: OTHER INFORMATION


ITEM 23. EXHIBITS

      (a)        Articles of Incorporation of KEELEY Small Cap Value Fund, Inc.
                 dated May 14, 1993, filed as an exhibit to Post-Effective Amendment No. 4 to Form N-1A on January 28, 1997, File No. 33-63562, and incorporated herein by reference.

      (b) Amended Bylaws of KEELEY Small Cap Value Fund, Inc., dated December 2, 1996, filed as an Exhibit to Post-Effective Amendment No. 4 to Form N-1A on January 28, 1997, File No. 33-63562, and incorporated herein by reference.

      (d) Investment Advisory Agreement by and between KEELEY Small Cap Value Fund, Inc. and Keeley Asset Management Corp., dated June 8, 1993, filed as an Exhibit to Post-Effective Amendment No. 4 to Form N-1A, on January 28, 1997, File No. 33-63562, and incorporated herein by reference.

      (e)-1 Underwriting Agreement by and between KEELEY Small Cap Value Fund, Inc. and Keeley Investment Corp., dated September 8, 1993, filed as an Exhibit to Post-Effective Amendment No. 4 to Form N-1A, on January 28, 1997, File No. 33-63562, and incorporated herein by reference.

      (e)-2 Form of Broker/Dealer Agreement by and between Keeley Asset Management Corp. and selected Broker/Dealers, filed as an Exhibit to Post-Effective Amendment No. 4 to Form N-1A, on January 28, 1997, File No. 33-63562, and incorporated herein by reference.

      (g)-1 Custodian Agreement by and between KEELEY Small Cap Value Fund, Inc. and First Wisconsin Trust Company, dated September 8, 1993, filed as an Exhibit to Post-Effective Amendment No. 4 to Form N-1A, on January 28, 1997, File No. 33-63562, and incorporated herein by reference.

      (g)-2 Amended Custodian Agreement by and between KEELEY Small Cap Value Fund, Inc. and Firstar Trust Company (f/k/a First Wisconsin Trust Company), amended as of November 14, 1997, filed as an Exhibit to Post-Effective Amendment No. 5 to Form N-1A, on January 28, 1998, File No. 33-63562, and incorporated herein by reference.

      (g)-3 Addendum to Amended Custodian Agreement by and between KEELEY Small Cap Value Fund, Inc. and Firstar Bank Milwaukee, N.A. (f/k/a Firstar Trust Company), dated September 30, 1998, filed as an Exhibit to Post-Effective Amendment No. 6 to Form N-1A, on November 27, 1998, File No. 33-63562, and incorporated herein by reference.

      (h)-1 Fund Accounting Servicing Agreement by and between KEELEY Small Cap Value Fund, Inc. and Firstar Trust Company, dated September 8, 1993, filed as an Exhibit to Post-Effective Amendment No. 4 to Form N-1A, on January 28, 1997, file No. 33-63562, and incorporated herein by reference.

      (h)-2 Transfer Agent Agreement by and between KEELEY Small Cap Value Fund, Inc. and Firstar Trust Company dated September 8, 1993, filed as an exhibit to Post-Effective Amendment No. 4 to Form N-1A, on January 28, 1997, File No. 33-63562, and incorporated herein by reference.

      (h)-3 Distribution and Servicing Agreement by and between KEELEY Small Cap Value Fund and Portico Funds, Inc. dated October 1, 1993, filed as an Exhibit to Post-Effective Amendment No. 5 to Form N-1A, on January 28, 1998, File No. 33-63562, and incorporated herein by reference.

      (h)-4 Addendum to Fund Accounting Servicing Agreement by and between KEELEY Small Cap Value Fund, Inc. and Firstar Mutual Fund Services, LLC (f/k/a Firstar Trust Company), dated September 30, 1998, filed as an Exhibit to Post-Effective Amendment No. 6 to Form N-1A, on November 27, 1998, File No. 33-63562, and incorporated herein by reference.

      (h)-5 Amendment to Fund Accounting Servicing Agreement by and between KEELEY Small Cap Value Fund, Inc. and U.S. Bancorp Fund Services, LLC, dated as of January 1, 2002, filed as an Exhibit hereto.

      (h)-6 Addendum to Transfer Agent Agreement by and between KEELEY Small Cap Value Fund, Inc. and Firstar Mutual Fund Services, LLC (f/k/a Firstar Trust Company), dated September 30, 1998, filed as an Exhibit to Post-Effective Amendment No. 6 to Form N-1A, on November 27, 1998, File No. 33-63562, and incorporated herein by reference.

      (h)-7 Addendum to Transfer Agent Fee Schedule by and between KEELEY Small Cap Value Fund, Inc. and US Bancorp Fund Services, LLC, dated as of January 1, 2002, filed as an Exhibit hereto.

      (h)-8 Amendment to the Transfer Agent Servicing Agreement by and between KEELEY Small Cap Value Fund, Inc. and US Bancorp Fund Services, LLC, dated as of January 1, 2002, filed as an Exhibit hereto.

      (h)-9 Amended and Restated Administration Agreement, dated as of August 13, 2002, by and between KEELEY Small Cap Value Fund, inc., and UMB Fund Services, Inc., filed as an Exhibit hereto.

      (i) Opinion and Consent of Schwartz & Freeman, filed as an Exhibit to Post-Effective Amendment No. 4, to Form N-1A, on January 28, 1997, File No. 33-63562, and incorporated herein by reference.

      (j) Consent of PricewaterhouseCoopers LLP, filed as an Exhibit hereto.

      (l) Subscription Agreement by and between John L. Keeley, Jr. and KEELEY Small Cap Value Fund, Inc., dated August 31, 1993, filed as an Exhibit to Post-Effective Amendment No. 4, to Form N-1A, on January 28, 1997, File No. 33-63562, and incorporated herein by reference.

      (m)-1 Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 by and between KEELEY Small Cap Value Fund, Inc. and Keeley Investment Corp., adopted on September 8, 1993, filed as an Exhibit to Post-Effective Amendment No. 4 to Form N-1A, on January 28, 1997, and incorporated herein by reference.

      (m)-2 Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 by and between Keeley Asset Management and Portico Funds, Inc. adopted on October 1, 1993, filed as an Exhibit to Post-Effective Amendment No. 6 to Form N-1A, on November 27, 1998, File No. 33-63562, and incorporated herein by reference.

      (p)-1 Code of ethics for KEELEY Small Cap Value Fund, Inc., filed as an Exhibit to Post-Effective Amendment No. 9 to Form N-1A, on January 19, 2001, File No. 33-63562, and incorporated herein by reference.

      (p)-2 Code of Ethics of Keeley Asset Management Corp. (the adviser), filed as an Exhibit to Post-Effective
                 Amendment No. 9 to Form N-1A, on January 19, 2001, File No. 33-63562, and incorporated herein by reference

      (p)-3 Code of Ethics of Keeley Investment Corp. (the principal underwriter), filed as an Exhibit to Post-Effective Amendment No. 9 to Form N-1A, on January 19, 2001, File No. 33-63562, and incorporated herein by reference.

      (q) Power of Attorney dated November 12, 2002, filed as an Exhibit hereto.



ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

            None

ITEM 25. INDEMNIFICATION

Section 2-418 of the General Corporation Law of Maryland authorizes the registrant to indemnify its directors and officers under specified circumstances. Article Tenth of the Charter of the registrant provides in effect that the registrant shall provide certain indemnification of its directors and officers. In accordance with section 17(h) of the Investment Company Act, this provision of the charter shall not protect any person against any liability to the registrant or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

      (a) The directors and officers of the Adviser, Keeley Asset Management Corp., and their business and other connections during the past two years are as follows:

---------------------------------------------------------------------------

Name of Individual                    Business and Other Connections
---------------------------------------------------------------------------

John L. Keeley, Jr                    Director, President and Vice
                                      President of Keeley Asset
                                      Management Corp.; Director,
                                      President and Treasurer of Keeley
                                      Investment Corp
---------------------------------------------------------------------------

Barbara G. Keeley                     Vice President/Assistant Secretary
                                      of Keeley Asset Management Corp.;
                                      Director and Assistant Secretary of
                                      Keeley Investment Corp.
---------------------------------------------------------------------------

---------------------------------------------------------------------------

Mark E. Zahorik                       Vice President of Keeley Asset
                                      Management Corp. and Keeley
                                      Investment Corp.
---------------------------------------------------------------------------

Mary A. Ferrari                       Secretary of Keeley Asset
                                      Management Corp. and Keeley
                                      Investment Corp.
---------------------------------------------------------------------------

Emily Viehweg                         Treasurer of Keeley Asset
                                      Management Corp. and Assistant
                                      Treasurer of Keeley Investment Corp.
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ITEM 27. PRINCIPAL UNDERWRITERS

      (a) Keeley Investment Corp. serves as the Fund's Distributor.

      (b) The Directors and Officers of Keeley Investment Corp. are as follows:

   -----------------------------------------------------------------------

             (1)                      (2)                    (3)

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      Name and Principal      Position and Offices       Position and
       Business Address         with Underwriter      Offices with Fund
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   John L. Keeley, Jr.      Director, President and  Director and
                            Treasurer                President
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   Barbara G. Keeley        Director and Assistant   None
                            Secretary
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   Mark E. Zahorik          Vice President           Vice President
   -----------------------------------------------------------------------
   W. Terry Long Vice President None
   -----------------------------------------------------------------------
   Mary A. Ferrari          Secretary                Secretary
   -----------------------------------------------------------------------
   Emily Viehweg            Assistant Treasurer      Treasurer
   -----------------------------------------------------------------------

   The principal address of each of the foregoing Directors and Officers is:
   401 South LaSalle Street, Suite 1201, Chicago, Illinois 60605.

      (c)   None

ITEM 28.    LOCATION OF ACCOUNTS AND RECORDS

The account books and other documents required to be maintained by Registrant pursuant to Investment Company Act of 1940, Section 31(a), et seq., and Rules thereunder will be maintained by Registrant at 401 South LaSalle Street, Suite 1201, Chicago, Illinois 60605; at the Registrant's Custodian, U.S. Bank, N.A. 777 East Wisconsin Ave., Milwaukee, Wisconsin 53201; at the Registrant's Transfer Agent and Accounting Services Agent, US Bancorp Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin, 53201; and at the Registrant's Administrator, UMB Fund Services, Inc., 803 West Michigan Street, Milwaukee, Wisconsin, 53233.

 ITEM 29.   MANAGEMENT SERVICES

None

ITEM 30. UNDERTAKINGS

Not applicable

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Chicago, and State of Illinois on the 24th day of January, 2003.

                                    KEELEY SMALL CAP VALUE FUND, INC.

                                    By: /s/ JOHN L. KEELEY, JR.
                                        -----------------------
                                         John L. Keeley, Jr., President

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.

             Name                          Title                 Date

  John L. Keeley, Jr.         Director, Chief Executive
                              Officer and Chief Financial      1/24/03
                                Officer
  John G. Kyle                Director                         1/24/03
  John F. Lesch               Director                         1/24/03
  Elwood P. Walmsley          Director                         1/24/03
  Jerome J. Klingenberger     Director                         1/24/03
  Sean W. Lowry               Director                         1/24/03

The undersigned, John L. Keeley, Jr., by signing his name hereto, does hereby execute this post-effective amendment to registration statement in the capacities shown in the table above, and on behalf of each of the directors of the Fund listed above as of the dates set forth opposite each name, pursuant to a power of attorney executed by each person and filed with the Securities and Exchange Commission.

                                               /s/JOHN L. KEELEY, JR.     .
                                    ---------------------------------------
                                          John L. Keeley, Jr.
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